UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 29, 2004

FMC TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16489	36-4412642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Randolph Drive, Chicago, Illinois	60601
(Address of principal executive offices)	(Zip Code)

(312) 861-6000

Registrant’s telephone number,

including area code

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(C) Exhibits:

99.1	Press Release issued by FMC Technologies, Inc. dated January 29, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 29, 2004, FMC Technologies, Inc. issued a press release reporting its earnings for the fourth quarter of 2003 and the year ended December 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC TECHNOLOGIES, INC.

By :	/s/ William H. Schumann, III
William H. Schumann, III
Senior Vice President, Chief Financial Officer and Treasurer

Date: January 29, 2004